UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 19, 2013

KULICKE AND SOFFA INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	000-00121	23-1498399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Serangoon North, Avenue 5, #03-16, Singapore	554910
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 784-7518

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Kulicke and Soffa Industries, Inc. (the “Company”) held its Annual Meeting of Shareholders on February 19, 2013 (the “2013 Annual Meeting”).

The Company’s shareholders elected Messrs. Chin Hu Lim and Garrett E. Pierce as directors to serve until the 2017 Annual Meeting of Shareholders. The votes were cast as follows:

	For	Withhold	Broker Non-Votes
Chin Hu Lim	55,253,304	936,275	11,934,726
Garrett E. Pierce	55,264,348	925,231	11,934,726

The Company’s shareholders ratified the appointment of PricewaterhouseCoopers LLP, based in Singapore, as the Company’s independent registered public accounting firm for the fiscal year ending September 28, 2013. The votes were cast as follows:

For	Against	Abstain
67,668,666	127,036	328,603

The Company’s shareholders approved, on a non-binding basis, the overall compensation of the Company’s named executive officers as described in the Compensation Discussion and Analysis and the accompanying tabular and narrative disclosure included in the Company’s Proxy Statement for the 2013 Annual Meeting. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
52,759,865	2,978,513	451,201	11,934,726

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 20, 2013	KULICKE AND SOFFA INDUSTRIES, INC.

	By:	/s/ Lester Wong
	Name:	Lester Wong
	Title:	Senior Vice President, Legal Affairs and
General Counsel

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